Exhibit 10.3

2013 Equity Incentive Plan

The 2013 Equity Incentive Plan provides for the issuance of equity incentive awards in the form of (i) non-qualified stock options; and (ii) time-based restricted stock units.

Executive Officer	Time-Based Restricted Stock Units (# shares)	Non-Qualified Stock Options (# shares)
Douglas Bryant President and Chief Executive Officer	4,389	92,326
Robert Bujarski Senior Vice President, Business Development and General Counsel	1,350	28,408
Mark Smits Senior Vice President, Commercial Operations, North America	1,575	33,142
Timothy Stenzel Chief Scientific Officer	1,125	23,673
Randall Steward Chief Financial Officer	1,801	37,877
John Tamerius Senior Vice President, Clinical and Regulatory Affairs	900	18,938

The vesting period for the non-qualified stock options and restricted stock units is over four years with the first 50% of such equity awards vesting at the end of the second-year anniversary of the grant date and the remainder vesting 25% annually on each of the following two anniversaries thereafter.